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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          DUTY FREE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                  July 21, 1997
                Date of Report (Date of earliest event reported)

      Maryland                     34-1-10952                   52-1292246
 (State or other juris-            Commission                 I.R.S. Employer
diction of incorporation)         File Number)              (Identification No.)

        63 Copps Hill Road, Ridgefield, Connecticut             06877
         (Address of principal executive offices)             (Zip Code)

                                 (203) 431-6057
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.

        7.1  Consent of Independent Accountants dated July 21, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 24, 1997
                                       DUTY FREE INTERNATIONAL, INC.
                                       (Registrant)

                                       By: /s/ Gerald F. Egan
                                           Gerald F. Egan
                                           Vice President - Finance

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                                  Exhibit Index

      Item No.   Description                                     Page No.
      --------   -----------                                     --------
         1.      Consent of Independent Accountants dated
                 July 21, 1997

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